UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DTF Tax-Free Income Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Donald C. Burke

Robert J. Genetski

Clifford W. Hoffman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

Daniel J. Petrisko, CFA, Senior Vice President & Assistant Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

William J. Renahan, Vice President & Secretary

Dianna P. Wengler, Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941 (860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2017

LETTER TO

SHAREHOLDERS

June 15, 2017

Dear Fellow

Shareholders:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND:

We begin our discussion of the performance of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) with a review of the municipal market environment in which the DTF Fund operates.

The tone of the municipal bond market turned positive in the first quarter of 2017 following a volatile end to 2016. Expectations of tax reform and infrastructure spending and their implications for the municipal bond market exerted downward pressure on the sector in the aftermath of Donald Trump’s election. Those concerns have at least temporarily subsided, however, in light of the challenges the new administration has faced to make progress on its campaign pledges. While investors remain tentative as they await clarity on Trump’s legislative agenda, the municipal bond market has still produced solid performance thus far in 2017. Through April 30, 2017, the Bloomberg Barclays Municipal Bond Index produced a total return of 2.32%. The yield on the 30-year AAA municipal bond ended the quarter at 3.02%, after having reached a multi-decade low of 2.11% in early July 2016 and a recent high of 3.47% on December 1, 2016.

ISSUANCE

Technical conditions improved in the first quarter of 2017 after being mostly negative in the last quarter of 2016. Issuance (supply) is likely to decline from levels seen in 2015 and 2016 when issuers were trying to stay ahead of Federal Reserve interest rate hikes and to refinance higher cost debt wherever possible. Now that the Federal Open Market Committee (the “FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has raised rates by a quarter-percentage-point on March 15, a decrease in the number of refunding deals is likely to cause issuance and supply to diminish. Issuance for refinancing purposes decreased from 40% of overall issuance over the past three years to 27% so far in 2017, after rate hikes in December 2015, December 2016 and March 2017. Finally, another factor that may influence supply is Trump’s infrastructure development plans. It appears that the implementation of these plans lies farther out in the future than previously anticipated, and that may make issuers hesitant to act until there are more details on how the new administration will finance those plans.

DEMAND

On the demand side, open-ended municipal bond mutual fund flows have been mostly positive so far in 2017 after a period of unusually negative flows at the end of 2016. Uncertainty regarding the prospects for tax reform and the implications of tax reform proposals for the value of municipal bonds, will likely be a significant factor driving fund flows this year. The ramifications of tax reform are particularly important if one considers the composition of demand for municipal bonds. While households continue to hold the bulk of municipal bonds, banks and insurance companies are a growing source of demand. If tax reform causes those types of investors to retreat from the municipal bond market, it could put downward pressure on the market. Another small but growing segment of the market is foreign buyers. According to Federal Reserve data reported in The Wall Street Journal, holdings of municipal securities by foreign investors increased 16% in the last quarter of 2016 for a total of $1.6 billion. While foreign buyers do not benefit from the tax advantage, they are attracted to the bonds’ relative safety, longer duration, yield, and ability to provide diversification.

After underperforming investment grade municipal bonds in the fourth quarter of 2016, high yield municipal bonds reversed course to outperform investment grade municipal bonds through the first four months of 2017, with tobacco settlement bonds leading the way (up 15.7%, as measured by the Bloomberg Barclay’s High Yield Municipal Bond Index). By maturity level, issues in the five- to ten-year range have produced the highest returns, as investors seem to have taken refuge in the shorter to intermediate area of the yield curve amid concerns about rising interest rates.

CREDIT

Municipal credit fundamentals are fairly positive at the local level as a result of rising home prices and improving property tax collections. In contrast, slowing revenue growth at the state level has taken a heavy toll on many states. The oil-producing states have been the hardest hit, but other states have seen their revenues decline on lower income tax collections. Many states continue to be challenged by rising pension and OPEB (Other Post-Employment Benefits) costs that are diverting funds away from education, infrastructure and other more traditional expenditures. States are forecasting weak revenue growth for fiscal year 2017. The impact from tax reform, yet unknown, as well as any resolution to healthcare reform will have a significant impact on state budgets and state economies.

LOOKING AHEAD

Our outlook for municipal bonds continues to be cautious as we monitor the development of the new administration’s policies and assess their potential impact on the municipal bond market. The challenges faced by the Republican-controlled Congress in its attempts to repeal Obamacare suggest that tax reform and the enactment of other fiscal policies may be equally arduous and slow.

Among the topics we are watching, tax reform remains the critical issue and could have a meaningful impact on demand, especially from growing segments of the market such as banks and insurance companies, as noted above. Infrastructure spending, with a long timeline to develop and implement, will affect the pace and magnitude of issuance. As Congress endeavors to enact a replacement for Obamacare, some of the changes being discussed may ultimately have positive or negative consequences for the states. Additionally, a self-sustaining economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in interest rates. If that happens, the total return of leveraged bond funds, including the DTF Fund, would likely be reduced, possibly substantially.

THE FUND

In managing the DTF Fund, we continue to emphasize an investment strategy of investing mostly in “AA” and “A” rated revenue bonds with coupons of 5% or higher. These higher-coupon bonds have provided the DTF Fund with an attractive level of income, while also helping to insulate the portfolio from the potential impact of higher interest rates. While 5% coupon bonds represent the lion’s share of the Fund’s holdings, we have been selectively purchasing bonds with coupons below 5% in an effort to add incremental yield without increasing credit risk. As of April 30, 2017, the DTF Fund held over 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors. Pre-refunded, healthcare, general obligation, water & sewer, and education bonds represented the DTF Fund’s top five exposures. The DTF Fund continues to favor revenue bonds compared to general obligation bonds, as we prefer the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund remains well diversified geographically, with exposure to 30 states and the District of Columbia. The Fund continues to avoid bonds issued by the financially troubled Commonwealth of Puerto Rico or any of its agencies. The Fund remains diversified across maturities in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future FOMC actions or changing investor sentiment.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2017, the DTF Fund’s portfolio of investments had an average maturity of 15.3 years and duration of 6.9 years, while the Bloomberg Barclays Municipal Bond Index had an average maturity of 12.9 years and duration of 6.4 years.

As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DTF Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

Despite the challenges facing the municipal market, we believe that higher quality municipal bonds still offer reasonably good relative value and that owning the lowest-rated bonds does not adequately compensate for the risk. The strong demand for lower-rated issues has decreased the yield advantage of taking on the additional credit risk. In addition, we have also limited new purchases of bonds with the very longest maturities as the municipal yield curve remains flat by historical standards. For example, as of May 31, 2017, a 20-year maturity municipal bond yields only 15 basis points less than a comparable bond with a 30-year maturity and has less interest rate risk.

FUND PERFORMANCE:

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index:

Total Return[1] For the period indicated through April 30, 2017
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2]	2.1%	-4.5%	5.1%	2.9%
Net Asset Value[3]	-1.8%	-1.7%	3.6%	3.6%
Bloomberg Barclays Municipal Bond Index[4]	-0.3%	0.1%	3.4%	3.2%
1.	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
2.	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.
3.	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (detailed on page 14 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.
4.	The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

As of April 30, 2017, the DTF Fund was paying a $0.60 per share annualized dividend and had a closing price of $14.93 per share. After more than 10 years of either maintaining or increasing the Fund’s common dividend, the monthly dividend was reduced to $0.05 per share beginning with the April 2017 dividend. As noted above, an extended environment of historically low interest rates has added a significant element of reinvestment risk to bond funds, including the DTF Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally need to be reinvested in lower yielding securities. Due to the DTF Fund’s investment policies, which allow it to purchase only investment grade bonds, a prolonged period of relatively low interest rates and modest reinvestment opportunities has reduced the availability of earnings to the DTF Fund. In addition, an increase in the cost of leverage relative to investment yields has further reduced the availability of earnings. The recent dividend cut is intended to better align the DTF Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate and credit environment changes. If the Fund’s net earnings continue to fall short of its dividend payout, the Fund could see its balance of undistributed net income decline further, possibly necessitating further dividend reductions.

BOARD OF DIRECTORS MEETING

At the regular March 2017 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	April 17	April 28
5.0	May 15	May 31
5.0	June 15	June 30

At the regular June 2017 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	July 17	July 31
5.0	August 15	August 31
5.0	September 15	September 29

ABOUT YOUR FUND:

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of April 30, 2017, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 33% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e. long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the DTF Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—147.0%
	Alaska—0.2%
$290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36	$327,369

	Arizona—5.3%
1,350	Arizona St. Univ. Rev., 5.00%, 7/01/37	1,550,826
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	708,513
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., 4.00%, 1/01/34	1,027,420
500	Northern Arizona Univ. Rev., 5.00%, 6/01/40	559,270
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38	1,127,030
2,000	Salt River Proj. Agric. Impvt. & Pwr. Dist. Rev., 5.00%, 1/01/38, Prerefunded 1/01/18 @ $100 (b)	2,054,180

		7,027,239

	California—23.3%
2,000	Bay Area Toll Auth. Rev., 5.125%, 4/01/39, Prerefunded 4/01/19 @ $100 (b)	2,156,160
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46	1,660,065
275	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	283,487
1,000	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,008,540
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	106,345
500	California St. Gen. Oblig., 5.50%, 3/01/26	517,860
1,000	California St. Gen. Oblig., 6.00%, 4/01/38	1,093,400

Principal Amount (000)	Description (a)	Value
$ 500	California St. Gen. Oblig., 5.50%, 3/01/40	$ 555,010
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,182,990
2,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.250%, 9/01/29	2,345,540
2,000	California Statewide Communities Dev. Auth. Rev., St. Joseph Hlth. Sys., 5.75%, 7/01/47, FGIC, Prerefunded 7/01/18 @ $100 (b)	2,111,760
1,000	Garden Grove Agy. Cmty. Dev. Successor Agy., Tax Allocation, 5.00%, 10/01/31, BAM	1,157,890
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,027,720
175	Golden St. Tobacco Securitization Corp. Rev., 5.75%, 6/01/47, Prerefunded 6/01/17 @ $100 (b)	175,572
2,825	Golden St. Tobacco Securitization Corp. Rev., 5.75%, 6/01/47	2,838,560
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	317,170
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev., 5.00%, 10/01/34	1,146,880
1,000	Manteca City Wtr. Rev., 5.00%, 7/01/33	1,137,440
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	296,120
2,500	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/01/21, Escrowed to maturity (b)	3,087,600
780	Sacramento Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 12/01/24, BAM	928,060
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,407,152
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,299,600

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	$ 1,012,300

		30,853,221

	Colorado—2%
400	Denver Conv. Center & Hotel Auth. Rev., 5.00%, 12/01/27	456,852
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42	1,128,830
830	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	1,045,061

		2,630,743

	Connecticut—2.7%
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/32	747,852
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/41	1,053,210
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	598,202
1,000	South Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/01/41	1,114,990

		3,514,254

	District of Columbia—1.6%
1,000	District of Columbia Inc. Tax Rev., 5.00%, 12/01/31	1,103,920
1,000	Metro. Washington D.C. Arpt. Auth. Rev., 5.00%, 10/01/18, AGM / AMBAC	1,016,400

		2,120,320

	Florida—20.3%
755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	874,192
1,500	Broward Cnty. Port Fac. Rev., 6.00%, 9/01/23	1,653,810
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,031,730

Principal Amount (000)	Description (a)	Value
$1,000	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 6.00%, 8/15/36	$ 1,106,960
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/01/41	2,231,300
2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	2,692,066
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,082,890
500	Lee Cnty. Tran. Fac. Ref. Rev., 5.00%, 10/01/35, AGM	556,160
1,080	City of Miami Beach Hlth. Facs. Auth. Hosp. Rev. Ref., 5.00%, 11/15/39	1,153,980
500	Miami Beach Redev. Agy. Rev. Ref., 5.00%, 2/01/40, AGM	546,570
500	Miami-Dade Cnty. Expwy. Auth. Rev., 5.00%, 7/01/33	571,810
1,065	Miami-Dade Cnty. Ed. Facs. Auth. Rev., 5.00%, 4/01/45	1,155,365
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,495,569
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32	281,040
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev., 5.00%, 7/01/35	2,252,160
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38	1,123,340
2,000	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,478,420
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,489,592
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	937,460
200	City of Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	212,454

		26,926,868

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
	Georgia—2.3%
$ 500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	$571,630
300	Atlanta Wtr. & Wstwtr. Rev., 5.00%, 11/01/26	361,515
2,000	Metro. Atlanta Rapid Tran. Auth. Rev., 5.00%, 7/01/39	2,148,260

		3,081,405

	Illinois—13.5%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	513,885
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,128,720
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	710,997
250	Chicago Sales Tax Rev., 5.00%, 1/01/30	266,683
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	274,350
500	Chicago Wtrwks. Rev., 5.00%, 11/01/44	532,770
1,000	Illinois St. Fin. Auth. Ed. Rev., Ill. Charter Sch., 5.375%, 9/01/32, ACA, Prerefunded 9/01/17 @ $100 (b)	1,014,730
1,000	Illinois St. Fin. Auth. Rev., Swedish Covenant Hosp., 6.00%, 8/15/38, Prerefunded 2/15/20 @ $100 (b)	1,129,810
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network, 5.00%, 5/01/45	1,337,884
525	Illinois St. Fin. Auth. Rev., Centegra Hlth. Sys., 5.00%, 9/01/42	543,517
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	566,462
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	991,180
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,081,670

Principal Amount (000)	Description (a)	Value
$1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	$ 1,045,450
2,000	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,174,120
1,500	Illinois St. Toll Hwy. Auth. Rev., 5.50%, 1/01/33, Prerefunded 1/01/18 @ $100 (b)	1,545,555
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	835,620
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/01/28	1,141,540
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,093,910

		17,928,853

	Indiana—2.6%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	277,238
1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund, 5.00%, 2/01/31	1,123,850
2,000	Indianapolis Local Pub. Impvt. Bond Bank Rev., 5.00%, 2/01/38, Prerefunded 8/01/18 @ $100 (b)	2,100,960

		3,502,048

	Louisiana—5%
1,250	Louisiana Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,415,925
500	Louisiana Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	549,355
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38	1,380,837
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44	330,357
500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33	534,485
1,100	Regional Tran. Auth. Sales Tax Rev., 5.00%, 12/01/30, AGM	1,219,812

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37	$ 1,137,500

		6,568,271

	Maine—1.8%
95	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/1/23 @ $100 (b)	113,201
905	Maine Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	1,003,944
610	City of Portland, General Arpt. Rev., 5.00%, 7/01/31	669,322
540	City of Portland, General Arpt. Rev., 5.00%, 7/01/32	590,150

		2,376,617

	Maryland—2.4%
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys., 5.00%, 7/01/39	1,086,980
2,000	Maryland St. Trans. Auth. Rev., 5.00%, 7/01/37, AGM	2,084,020

		3,171,000

	Massachusetts—6.5%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	3,858,510
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,275,620
1,000	Massachusetts St. Gen. Oblig., 5.25%, 9/01/25, AGM	1,239,490
2,000	Massachusetts St. College Bldg. Auth. Rev., 5.00%, 5/01/40	2,197,440

		8,571,060

	Michigan—1.9%
1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/01/39	1,114,100
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	600,452

Principal Amount (000)	Description (a)	Value
$ 500	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	$ 514,275
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	246,474

		2,475,301

	Nebraska—2.2%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34	560,740
1,900	Omaha Gen. Oblig., 5.25%, 4/01/27	2,375,076

		2,935,816

	New Jersey—1.7%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	426,472
760	New Jersey St. Gen. Oblig., 5.25%, 7/01/17	765,145
1,000	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/01/36	1,052,280

		2,243,897

	New York—10.5%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	907,970
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	334,272
700	Long Island Pwr. Auth. Elec. Sys. Rev., 5.00%, 9/01/42	774,242
300	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	317,484
700	New York City Transitional Fin. Auth. Rev., Daily VRDN, 0.89%, 11/01/36	700,000
1,000	New York City Transitional Fin. Auth. Rev., 5.00%, 2/01/34	1,152,780
1,000	New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev., 5.00%, 6/15/34	1,138,520
1,000	New York City Mun. Wtr. Fin. Auth. Rev., 5.375%, 6/15/43	1,130,240

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
$1,000	New York City Mun. Wtr. Fin. Auth. Rev., 5.50%, 6/15/43	$ 1,139,520
1,500	New York St. Dorm. Auth. Rev., 7.25%, 10/01/28, Prerefunded 10/01/18 @ $100 (b)	1,632,345
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,327,080
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	1,046,934
500	Triborough Bridge & Tunnel Auth. Rev., 5.00% 11/15/30	582,070
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	216,505
400	Utility Debt Securitization Auth. Restructuring Rev., 5.00%, 12/15/31	469,952

		13,869,914

	Ohio—5.5%
750	Deerfield Twp. Tax Increment Rev., 5.00%, 12/01/25	766,702
500	Ohio St. Gen. Oblig., 5.00%, 9/01/30	558,490
2,000	Ohio St. Hosp. Rev., Univ. Hosp. Hlth. Sys., 4.00%, 1/15/44	2,010,460
1,040	Ohio St. Tpk. Comm. Rev., 5.00%, 2/15/31	1,132,882
2,445	Ohio St. Wtr. Dev. Auth. Rev., 5.50%, 6/01/20, AGM	2,760,918

		7,229,452

	Oregon—1.6%
500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	573,650
570	Port of Portland Portland Intl. Arpt. Rev., 5.00%, 7/01/32	638,662
800	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. Convertible CAB, 0.00%, 6/15/36	873,304

		2,085,616

Principal Amount (000)	Description (a)	Value
	Pennsylvania—5.5%
$ 170	Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys., 5.00%, 7/01/35	$ 182,463
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	2,241,080
480	East Stroudsburg Area Sch. Dist. Gen. Oblig., 7.75%, 9/01/27, NRE, Prerefunded 9/01/17 @ $100 (b)	490,790
495	East Stroudsburg Area Sch. Dist. Gen. Oblig., 7.75%, 9/01/27, NRE, Prerefunded 9/01/17 @ $100 (b)	506,128
25	East Stroudsburg Area Sch. Dist. Gen. Oblig., 7.75%, 9/01/27, NRE, Prerefunded 9/01/17 @ $100 (b)	25,562
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev., 5.00%, 6/15/28	551,635
1,020	Pennsylvania St. Tpk. Comm. Oil Franchise Tax Rev., 5.00%, 12/01/23, AGC, Prerefunded 12/01/19 @ $100 (b)	1,120,001
2,000	Philadelphia Wtr. & Wstwtr. Rev., 5.00%, 1/01/41	2,173,820

		7,291,479

	Rhode Island—3.8%
1,070	Rhode Island Clean Wtr. Fin. Agy. Wtr. Poll. Control Rev., Green Bonds, 5.00%, 10/01/32	1,254,661
2,000	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Brown Univ., 5.00%, 9/01/37	2,023,620
1,600	Rhode Island Hlth. & Edl. Bldg. Corp. Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41	1,764,032

		5,042,313

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	2,349,200

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
$ 290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	$ 344,384

		2,693,584

	Tennessee—2.9%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	263,592
1,500	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/01/20	1,672,575
1,000	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/01/21	1,139,860
750	Tennessee Hsg. Dev. Agy., Residential Fin. Prog. Rev., 3.625%, 7/01/32	758,445

		3,834,472

	Texas—9.3%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	902,615
1,000	Dallas Area Rapid Transit Rev., 5.25%, 12/01/48, Prerefunded 12/01/18 @ $100 (b)	1,067,340
650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	734,539
185	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF, Prerefunded 8/15/17 @ $100 (b)	187,139
225	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF, Prerefunded 8/15/17 @ $100 (b)	227,601
590	Everman Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/36, PSF Prerefunded 8/15/17 @ $100 (b)	596,992
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32	546,965
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/01/29	1,135,400
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32	1,654,649

Principal Amount (000)	Description (a)	Value
$ 955	Klein Indep. Sch. Dist. Gen. Oblig., 5.00%, 8/01/38, PSF, Prerefunded 8/01/18 @ $100 (b)	$ 1,003,208
105	Klein Indep. Sch. Dist. Gen. Oblig., 5.00%, 8/01/38, PSF	109,618
1,000	North Texas Twy. Auth. Rev., 5.00%, 1/01/31	1,139,610
605	North Texas Twy. Auth. Rev., 5.75%, 1/01/40, BHAC, Prerefunded 1/01/18 @ $100 (b)	624,372
450	North Texas Twy. Auth. Rev., 5.75%, 1/01/40, BHAC, Prerefunded 1/01/18 @ $100 (b)	464,409
145	North Texas Twy. Auth. Rev., 5.75%, 1/01/40, BHAC	149,289
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	802,893
1,000	Upper Trinity Reg. Wtr. Dist. Treated Wtr. Supply Sys. Rev. Ref. and Impvt. Bonds, 4.00%, 8/01/37, AGM	1,017,000

		12,363,639

	Vermont—2.1%
2,000	Univ. of Vermont & St. Agric. College Gen. Oblig., 5.00%, 10/01/38	2,246,160
500	Vermont Edl. and Hlth. Bldg. Fin. Agy. Rev. Ref., Univ. of Vermont Med. Center, 5.00%, 12/01/35	551,340

		2,797,500

	Virginia—2.9%
1,250	Riverside Regl. Jail Auth. Fac. Rev., 5.00%, 7/01/26	1,487,500
2,000	Virginia College Bldg. Auth. Rev., 5.00%, 2/01/23	2,369,320

		3,856,820

	Washington—0.9%
1,000	King Cnty. Wtr. Rev., 5.00%, 7/01/41	1,131,730

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Principal Amount (000)	Description (a)	Value
	West Virginia—0.2%
$ 300	Monongalia Cnty. Bldg. Comm. Rev., 5.00%, 7/01/30	$ 336,900

	Wisconsin—2.8%
1,180	Wisconsin Pub. Fin. Auth., Hosp. Rev. Ref., 5.00%, 6/01/40	1,282,153
250	Wisconsin Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	242,470
190	Wisconsin St. Gen. Rev., 6.00%, 5/01/33, Prerefunded 5/01/19 @ $100 (b)	208,316
1,810	Wisconsin St. Gen. Rev., 6.00%, 5/01/33	1,981,081

		3,714,020

	Wyoming—1.7%
2,050	Wyoming St. Farm Loan Brd. Cap. Facs. Rev., 5.75%, 10/01/20	2,194,053

	Total Long-Term Investments (Cost $184,744,345)	194,695,774

	TOTAL INVESTMENTS—147.0%
	(Cost $184,744,345)	194,695,774
	Variable Rate MuniFund Term Preferred Shares at liquidation value—(49.1)%	(65,000,000)
	Other assets less other liabilities—2.1%	2,775,749

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$132,471,523

(a)	The following abbreviations are used in the portfolio descriptions:

ACA—ACA Financial Guaranty Corporation*

AMBAC—Ambac Assurance Corporation*

AGM—Assured Guaranty Municipal Corp.*

AGC—Assured Guaranty Corp.*

BAM—Build America Mutual Assurance Company*

BHAC—Berkshire Hathaway Assurance Corporation*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Company*

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

VRDN—Variable Rate Demand Note

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2017:

Level 2
Municipal bonds	$194,695,774

There were no Level 1 or Level 3 priced securities held at April 30, 2017.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2017

(Unaudited)

Summary of Ratings as a Percentage of Long-Term Investments

Rating *	%
AAA	4.6
AA	53.9
A	31.8
BBB	7.3
BB	0.0
B	1.9
NR	0.5

100.0

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 0.5% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

%
Education	13.6
Pre-Refunded	12.0
Healthcare	11.7
Water & Sewer	11.6
General Obligation	11.5
Misc. Revenue	10.3
Special Tax	10.0
Transportation	9.5
Airports	3.6
Electric & Gas	3.1
Tobacco	2.4
Housing	0.7

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017

(Unaudited)

ASSETS:

Investments, at value (cost $184,744,345)	$194,695,774

Cash	2,018,019

Interest receivable	2,628,068

Prepaid expenses	38,495

Total assets	199,380,356

LIABILITIES:

Payable for securities purchased	1,873,146

Investment advisory fee (Note 3)	81,077

Administrative fee (Note 3)	15,222

Accrued expenses	59,808

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering cost of $120,420) (Note 6)	64,879,580

Total liabilities	66,908,833

NET ASSETS APPLICABLE TO COMMON STOCK	$132,471,523

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 8,520,685 issued and outstanding)	$85,207

Additional paid-in capital	120,209,620

Undistributed net investment income	1,961,835

Accumulated net realized gain on investments	263,432

Net unrealized appreciation on investments	9,951,429

Net assets applicable to common stock	$132,471,523

NET ASSET VALUE PER SHARE OF COMMON STOCK	$15.55

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2017

(Unaudited)

INVESTMENT INCOME:

Interest	$3,819,027

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 6)	748,414

Investment advisory fees (Note 3)	489,471

Administrative fees (Note 3)	91,926

Directors’ fees	49,386

Professional fees	47,145

Custodian fees	30,250

Reports to shareholders	17,900

Transfer agent fees	13,130

Other expenses	33,666

Total expenses	1,521,288

Net investment income	2,297,739

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	263,432

Net change in unrealized appreciation (depreciation) on investments	(5,243,618)

Net realized and unrealized loss on investments	(4,980,186)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(2,682,447)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2017 (Unaudited)	For the year ended October 31, 2016

OPERATIONS:

Net investment income	$2,297,739	$4,885,908

Net realized gain	263,432	571,727

Net change in unrealized appreciation (depreciation)	(5,243,618)	2,011,310

Net increase (decrease) in net assets applicable to common stock resulting from operations	(2,682,447)	7,468,945

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(3,407,805)	(7,155,967)

Net realized gains	(436,949)	(321,467)

Decrease in net assets from distributions to common stockholders (Note 5)	(3,844,754)	(7,477,434)

CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 1,675 shares and -0- shares, respectively	25,963	—

Net increase in net assets derived from capital stock transactions	25,963	—

Total decrease in net assets	(6,501,238)	(8,489)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	138,972,761	138,981,250

End of period (including undistributed net investment income of $1,961,835 and $2,931,176, respectively)	$132,471,523	$138,972,761

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2017

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$4,491,087

Expenses paid	(960,952)

Interest expense paid	(591,803)

Purchase of investment securities	(21,380,499)

Proceeds from sales and maturities of investment securities	20,418,653

Net cash provided by operating activities		$1,976,486

Cash flows provided by (used in) financing activities:

Distributions paid	(3,844,754)

Proceeds from issuance of common stock under dividend reinvestment plan	25,963

Net cash used in financing activities		(3,818,791)

Net decrease in cash		(1,842,305)

Cash-beginning of period		3,860,324

Cash-end of period		$2,018,019

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities:

Net decrease in net assets resulting from operations		$(2,682,447)

Purchase of investment securities	(21,380,499)

Proceeds from sales and maturities of investment securities	20,418,653

Net amortization and accretion of premiums and discounts on debt securities	650,470

Amortization of deferred offering costs	15,886

Net realized gain on investments	(263,432)

Net change in unrealized (appreciation) depreciation on investments	5,243,618

Decrease in interest receivable	21,590

Decrease in accrued expenses	(47,353)

Total adjustments		4,658,933

Net cash provided by operating activities		$1,976,486

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2017 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.31	$16.31	$16.70	$15.74	$17.39	$16.23

Net investment income	0.27	0.57	0.69	0.73	0.84	0.90
Net realized and unrealized gain (loss)	(0.58)	0.30	(0.24)	1.08	(1.64)	1.16
Distributions on remarketed preferred stock from net investment income(1)	—	—	—	—	(0.01)	(0.01)
Distributions on remarketed preferred stock from net realized gains(1)	—	—	—	—	—	— (2)

Net increase (decrease) from investment operations applicable to common stock	(0.31)	0.87	0.45	1.81	(0.81)	2.05

Distributions on common stock:
Net investment income	(0.40)	(0.84)	(0.84)	(0.85)	(0.84)	(0.84)
Net realized gains	(0.05)	(0.03)	—	—	—	(0.05)

Total distributions	(0.45)	(0.87)	(0.84)	(0.85)	(0.84)	(0.89)

Net asset value, end of period	$15.55	$16.31	$16.31	$16.70	$15.74	$17.39

Per share market value, end of period	$14.93	$15.08	$15.13	$15.15	$14.16	$17.99

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.31%*	2.16%	1.86%	1.89%	1.36%	1.21%
Operating expenses, without leverage	1.15%*	1.13%	1.11%	1.13%	1.14%	1.13%
Net investment income	3.49%*	3.45%	4.21%	4.51%	5.03%	5.35%
SUPPLEMENTAL DATA:
Total return on market value(3)	2.05%	5.31%	5.55%	13.19%	(16.98)%	22.08%
Total return on net asset value(3)	(1.84)%	5.41%	2.77%	11.79%	(4.75)%	12.95%
Portfolio turnover rate	10%	14%	16%	9%	15%	11%
Asset coverage ratio on preferred stock, end of period	304%	314%	314%	319%	306%	328%
Net assets applicable to common stock, end of period (000’s omitted)	$132,472	$138,973	$138,981	$142,225	$134,107	$148,127

*	Annualized
(1)	The remarketed preferred stock was fully redeemed in 2013.
(2)	Amount per share is less than $0.01.
(3)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2017

(Unaudited)

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2013 to 2016 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 6.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2017

(Unaudited)

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2017 were $49,386.

D. Affiliated Shareholder: At April 30, 2017, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 33,359 shares of the Fund which represent 0.39% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were $15,535,901 and $20,418,653, respectively.

Note 5. Distributions and Tax Information

At October 31, 2016, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$185,955,921	$15,613,376	$(360,117)	$15,253,259

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid to common shareholders during the year ended October 31, 2016 was as follows:

10/31/2016
Distributions paid from:
Tax-exempt income	$7,155,967
Ordinary income	—
Long-term capital gains	321,467

Total distributions	$7,477,434

The tax character of distributions paid in 2017 will be determined at the Fund’s fiscal year end, October 31, 2017.

Note 6. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2021 Variable Rate MuniFund Term Preferred Shares (VMTP Shares) each with a liquidation preference of $100,000. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2017

(Unaudited)

Key terms of the series of VMTP Shares at April 30, 2017 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	2.30%	1/31/2021

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the five year life of the VMTP Shares. Amortization of these deferred offering costs of $15,886 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the VMTP Shares during the six months ended April 30, 2017, were $65,000,000 and 2.09%, respectively.

The VMTP Shares are not listed on any exchange or automated quotation system. The fair value of the VMTP Shares is estimated to be their liquidation preference. The VMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Recent Accounting Pronouncement

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of certain information for regulated investment companies. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of the financial statements of the Fund. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dtffund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s preferred stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Bloomberg Barclays Municipal Bond Index and the Broadridge Leveraged Municipal Debt Funds Average (the Fund’s category as determined by Broadridge). The Committee noted that the Fund’s net asset value (“NAV”) total return had outperformed the Bloomberg Barclays Municipal Bond Index for the most recent 1-, 3- and 5-year periods ended June 30, 2016, while noting that it had underperformed compared to the Broadridge Leveraged Municipal Debt Fund Average for the most recent 1-, 3-, and 5-year periods ended June 30, 2016. The Contracts Committee further noted that on a market value total return basis, the Fund had outperformed the Bloomberg Barclays Municipal Bond Index over the 1-, 3- and 5-year periods ended June 30, 2016, and underperformed the Broadridge Leveraged Municipal Debt Fund Average over the 1-, 3- and 5-year periods ended

June 30, 2016. In evaluating the Fund’s performance, the Contracts Committee further considered the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

The Contracts Committee also considered that since current income is a component of the Fund’s investment objective, it would be relevant to consider that over the previous 6 years, the Fund had increased its monthly dividend three times for a total of one cent per share.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other municipal debt funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was above the median of its Broadridge expense group; and (ii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of total assets, but lower than the median of its Broadridge expense group on the basis of assets attributable to common stock. The Contracts Committee further noted that the Fund’s total expense ratio, as reported by Broadridge, was above the median of its Broadridge expense group both on the basis of assets attributable to common stock and on a total asset basis.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is slightly higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fee charged to the Fund is reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2018. On December 15, 2016, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2018.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dtffund.com or on the SEC’s website www.sec.gov.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 14, 2017. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
To elect two directors to serve until the Annual Meeting in the year 2020 or until their successors are duly elected and qualified:
Geraldine M. McNamara*	650	0
David J. Vitale	7,058,936	230,070

*	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Robert J. Genetski, Clifford W. Hoffman, Philip R. McLoughlin, Eileen A. Moran and Nathan I. Partain.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 30, 2017) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 29, 2017

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 29, 2017